UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer

On May 13, 2025, the Board of Directors of Diodes Incorporated (the “Company”), appointed Gary Yu, the Company’s President, to the additional position of the Company’s Chief Executive Officer (“CEO”), succeeding Dr. Keh-Shew Lu, who resigned as CEO that same day. Dr. Lu will remain with the Company as Chairman of its Board of Directors and as a special advisor to the CEO.

Mr. Yu., 51, has been with the Company since 2008 and was appointed President and elected as a member of the Board of Directors in January 2024. Prior roles in the Company include Chief Operating Officer; Senior Vice President with responsibility for Business Groups and the integration of Lite-On Semiconductor Corporation; President, Asia Pacific Region; General Manager of the Company’s Shanghai wafer fabrication operation and the Company’s BCD business unit; Vice President of Asia Pacific Sales; and manager of the Company’s sensor and satellite business unit. Prior to joining the Company, Mr. Yu spent over 10 years at Lite-On Semiconductor Corporation as Vice President, Worldwide Sales and at Texas Instruments in IT, finance, and capacity planning positions. Mr. Yu holds a bachelor’s degree in MIS from Fu-Jen University, Taiwan, a master’s degree in Telecommunication Engineering from Southern Methodist University, and an MBA from the University of Dallas.

In connection with his appointment, the Company and Mr. Yu entered into an employment agreement, dated May 13, 2025, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. Pursuant to his employment agreement, Mr. Yu will receive an annual base salary of $740,000 and remain eligible for awards under the Company’s equity incentive plan and the Company’s executive bonus plan.

The foregoing description of Mr. Yu’s employment agreement is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1.

Mr. Yu is married to the niece of Dr. Keh-Shew Lu. Other than being married to Dr. Lu’s niece, there are no family relationships between Mr. Yu and any Company director or executive officer, and no arrangements or understandings between Mr. Yu and any other person pursuant to which he was selected as an officer. Mr. Yu is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Amendment of Dr. Lu’s Employment Agreement

Effective on May 13, 2025, the Company and Dr. Lu entered into Amendment No. 4 ( the “Amendment”) to Dr. Lu’s existing employment agreement with the Company, as previously amended, to reflect, among other things, the following changes:

•
the change in Dr. Lu’s position and duties with the Company from Chief Executive Officer to Special Advisor to the Chief Executive Officer;
•
the reduction of Dr. Lu’s annual base salary to $100,000;
•
the elimination of Dr. Lu’s right to receive annual awards of performance based stock units; and
•
the establishment of Dr. Lu’s right to participate in the Company’s extended medical expense reimbursement plan with an annual maximum reimbursement limit of $6000.00

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.2.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

The Company submitted the following matters to a vote of its security holders at the Company’s 2025 annual meeting of stockholders on May 12, 2025, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 2, 2025: (1) the election of seven persons to the Board of Directors of the Company (the Board”), each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval, on an advisory basis, of the Company’s executive compensation; and (3) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The results set forth below represent the final voting results as certified by the Inspector of Elections.

1. Election of Directors:

The stockholders elected the following seven directors: Elizabeth Bull, Angie Chen Button, Warren Chen, Robert E. Feiger, Keh-Shew Lu, Huey-Jen (Jenny) Su, and Gary Yu. The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board are as follows:

Elizabeth Bull	For:	40,901,239.52
	Withhold:	204,774.00
	Broker Non-Votes:	2,177,124.48

Angie Chen Button	For:	39,986,317.52
	Withhold:	1,119,666.00
	Broker Non-Votes:	2,177,124.48

Warren Chen	For:	40,182,307.52
	Withhold:	923,676.00
	Broker Non-Votes:	2,177,124.48

Robert E. Feiger	For:	40,631,652.52
	Withhold:	474,331.00
	Broker Non-Votes:	2,177,124.48

Keh-Shew Lu	For:	40,326,382.52
	Withhold:	779,601.00
	Broker Non-Votes:	2,177,124.48

Huey-Jen (Jenny) Su	For:	40,631,040.52
	Withhold:	474,943.00
	Broker Non-Votes:	2,177,124.48

Gary Yu	For:	40,665,945.52
	Withhold:	440,038.00
	Broker Non-Votes:	2,177,124.48

2. Approval of Executive Compensation:

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the compensation of the Company’s named executive officers on an advisory basis are as follows:

For:	39,232,435.52
Against:	1,807,209.00
Abstain:	66,339.00
Broker Non-Votes:	2,177,124.48

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 are as follows:

For:	47,721,860.00
Against:	537,052.00
Abstain:	24,196.00
Broker Non-Votes:	—

Item 7.01

On May 14, 2025, the Company issued a press release announcing the appointment of Mr. Yu as the Company’s CEO. A copy of the press release is attached as Exhibit 99.1.

The information furnished in this Item 7.01, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Employment Agreement, between Diodes Incorporated and Mr. Gary Yu effective May 13, 2025
10.2	Amendment No. 4 to Employment Agreement, between Diodes Incorporated and Dr. Keh-Shew Lu, effective May 13, 2025
99.1	Press release dated May 14,2025, announcing Gary Yu as CEO
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2025	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer